EXHIBIT 23

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(i)
the Registration Statement (Form S-8 No. 333-77237) pertaining to the Rock-Tenn Company 1993 Employee Stock Purchase Plan, the Rock-Tenn Company 1993 Employee Stock Option Plan, the Rock-Tenn Company 1988 Stock Option Plan and the Rock-Tenn Company 1987 Stock Option Plan;

(ii)
the Registration Statement (Form S-8 No. 33-83304) pertaining to the Rock-Tenn Company 1993 Employee Stock Option Plan, the Rock-Tenn Company 1993 Employee Stock Purchase Plan, the Rock-Tenn Company Incentive Stock Option Plan, and the Rock-Tenn Company 1987 Stock Option Plan;

(iii)	the Registration Statement (Form S-8 No. 333-104870) pertaining to the Rock-Tenn Company Supplemental Retirement Savings Plan;

(iv)	the Registration Statement (Form S-8 No. 333-113212) pertaining to the Rock-Tenn Company 1993 Employee Stock Purchase Plan;

(v)
the Registration Statement (Form S-8 No. 333-62346) pertaining to the Rock-Tenn Company 1993 Employee Stock Purchase Plan, the 2000 Incentive Stock Plan, and the Rock-Tenn Company 2004 Incentive Stock Plan;

(vi)	the Registration Statement (Form S-8 No. 333-122745) pertaining to the Rock-Tenn Company 2004 Incentive Stock Plan;

(vii)	the Registration Statement (Form S-8 No. 333-140597) of Rock-Tenn Company pertaining to the 1993 Employee Stock Purchase Plan and the Rock-Tenn Company 2004 Incentive Stock Plan

(viii)	the Registration Statement (Form S-8 No. 333-163162) of Rock-Tenn Company pertaining to the Rock-Tenn Company 2004 Incentive Stock Plan

(ix)	the Registration Statement (Form S-4 No. 333-172432) of Rock-Tenn Company and in the related Prospectus pertaining to the registration of shares of common stock

(x)	the Registration Statement (Form S-8 No. 333-174600) pertaining to the Rock-Tenn Company (SSCC) Equity Incentive Plan

(xi)	the Registration Statement (Form S-8 No. 333-183168) pertaining to the Rock-Tenn Company Amended and Restated 2004 Incentive Stock Plan; and

(xii)	the Registration Statement (Form S-4 No. 333-186552) of Rock-Tenn Company and in the related Prospectus pertaining to the offer to exchange debt of our reports dated November 21, 2014, with respect to the consolidated financial statements of Rock-Tenn Company and the effectiveness of internal control over financial reporting of Rock-Tenn Company, included in this Annual Report (Form 10-K) of Rock-Tenn Company for the year ended September 30, 2014.

/s/ Ernst & Young LLP
Atlanta, Georgia
November 21, 2014